Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 16	Earnings Per Share
The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2022	2021		2020
Net income attributable to U.S. Bancorp	$5,825	$7,963		$4,959
Preferred dividends	(296)	(303)		(304)
Impact of preferred stock call and redemption	–	(17	) (a)	(13	) (b)
Earnings allocated to participating stock awards	(28)	(38)		(21)

Net income applicable to U.S. Bancorp common shareholders	$5,501	$7,605		$4,621

Average common shares outstanding	1,489	1,489		1,509
Net effect of the exercise and assumed purchase of stock awards	1	1		1

Average diluted common shares outstanding	1,490	1,490		1,510

Earnings per common share	$3.69	$5.11		$3.06
Diluted earnings per common share	$3.69	$5.10		$3.06
(a)
Represents stock issuance costs originally recorded in preferred stock upon the issuance of the Company’s Series I and Series F Preferred Stock that were reclassified to retained earnings on the date the Company announced its intent to redeem the outstanding shares.

(b)
Represents stock issuance costs originally recorded in preferred stock upon the issuance of the Company’s Series H Preferred Stock that were reclassified to retained earnings on the date the Company announced its intent to redeem the outstanding shares.

Options outstanding at December 31, 2022 and 2020, to purchase 1 million and 2 million common shares, respectively, were not included in the computation of diluted earnings per share for the years ended December 31, 2022 and 2020, because they were antidilutive.